CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R.  JAY  GERKEN,   Chief  Executive   Officer,   and  ANDREW  B.  SHOUP,   Chief
Administrative Officer of CitiFunds Premium Trust - Citi Premium Liquid Reserves (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Administrative Officer
CitiFunds Premium Trust -                   CitiFunds Premium Trust -
Citi Premium Liquid Reserves                Citi Premium Liquid Reserves


/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 ------------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: May 5, 2004                           Date: May 5, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and ANDREW B. SHOUP, Chief Administrative Officer of CitiFunds Premium Trust - Citi Premium U.S. Treasury Reserves (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended February 29, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Administrative Officer
CitiFunds Premium Trust -                   CitiFunds Premium Trust -
Citi Premium U.S. Treasury Reserves         Citi Premium U.S. Treasury Reserves


/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 ---------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: May 5, 2004                           Date: May 5, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.